UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2004

Champps Entertainment, Inc.
(Exact name of Registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-22639 (Commission File Number)	04-3370491 (IRS Employee Identification No.)
10375 Park Meadows Drive, Suite 560, Littleton, CO (Address of principal executive offices)	80124 (Zip Code)

Registrant’s telephone number, including area code: (303) 804-1333

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

        On January 20, 2004, Champps Entertainment, Inc. issued a press release to report that on January 16, 2004 it executed a commitment for a $25,000,000 credit facility with LaSalle Bank. The press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.

        99. Press Release dated January 20, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Champps Entertainment, Inc (Registrant)
Date: January 20, 2004	By: /s/ FREDERICK J. DREIBHOLZ Name: Frederick J. Dreibholz Its: Chief Financial Officer